PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (the "Pledge Agreement") is made and entered into this ___ day of June, 2005 by and between **ROBERT P. MURPHY** and **LINDA J. ROMANO** (collectively "Pledgor"), and **JEFFREY T. DOWLING** (Pledgee").

Preliminary Statements:

A. Pledgor, among others, has made, executed and delivered to the Pledgee a Guaranty dated July 1, 2003 (the "Guaranty") to secure that certain promissory note of even date therewith from **NURSES PRN, LLC** ("NPRN") to Pledgee in the principal amount of $500,000.00 (the "Promissory Note").

B. To obtain Pledgee's consent to the transfer of the assets of NPRN to **NURSES PRN ACQUISITION CORP.**, a Nevada corporation ("NPRNA"), the parties have agreed that Pledgor will pledge all of Pledgor's shares in **MEDICAL STAFFING SOLUTIONS, INC.**, a Nevada Corporation **("MSSI")** to Pledgee.

NOW, THEREFORE, in consideration of the foregoing, of the mutual promises hereinafter set forth and of other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Agreement

1. **Indebtedness Secured.** This Agreement is executed to partially secure the indebtedness of the Pledgor to Pledgee evidenced by the Guaranty.

2. **Pledge.** The Pledgor hereby grants a security interest to the Pledgee in 3,166,666 shares (representing ___% of the issued and outstanding shares) of **MSSI** (the "Shares"), represented by Certificate Nos. ___ and ___ registered in the name of Pledgor, together with a duly executed Stock Power separate from the Certificates in blank, executed by the Pledgor. The certificate representing the Shares shall bear on its reverse the following legend:

> The shares represented by this certificate are subject to a Pledge Agreement dated June ___, 2005 between **ROBERT P. MURPHY** and **LINDA J. ROMANO**, as Pledgor, and **JEFFREY T. DOWLING**, as Pledgee, a copy of which may be examined at the offices of **JEFFREY T. DOWLING**.

Said Shares and assignment are hereinafter referred to as the "Collateral". Simultaneously with the execution and delivery of this Pledge Agreement, or immediately upon issuance of the Shares, Pledgor is delivering, or will deliver, the Collateral to Andrew L. Mann, Esq. ("Pledge Holder") for the purpose of holding said

Collateral as Pledge Holder. The Pledge Holder shall hold the Collateral in accordance with the terms of this Pledge Agreement. The Pledgee shall have no right in and to the Collateral except as provided in this Pledge Agreement, and the Pledgee shall not have any right to encumber or dispose of the Collateral except in accordance with the provisions of this Pledge Agreement.

3. **Dividends and Voting Rights.** So long as the Collateral is subject to the pledge provided in this Pledge Agreement, the Shares constituting part of the Collateral shall be treated as shares of the Pledgor, and the Pledgor shall be entitled to vote such shares.

4. **Representations.** The Pledgor warrants and represents that he/she owns the Shares free and clear of any claims, liens or encumbrances of any nature whatsoever, other than those imposed by this Pledge Agreement, and that the Pledgee shall have the right at any sale in accordance with Section 7 hereof to transfer the Shares free of any encumbrances and without obtaining the consent of any other party.

5. **Adjustments.** In the event that, during the term of this Pledge Agreement, any dividend, reclassification, readjustment, or other change is declared or made in the capital structure of **MSSI**, all new, substituted, and additional shares, or other securities, issued by reason of any such change shall be held by the Pledge Holder, subject to the lien of this Pledge Agreement and under the terms of this Pledge Agreement in the same manner as the Shares originally pledged hereunder. In the event of any merger, liquidation or other extraordinary corporate transaction involving **MSSI**, the Pledgee shall be entitled to a lien and pledge under this Pledge Agreement on all the equity interests of the corporate successor issued to the Pledgor by reason of any conversion, redemption or similar action involving the Shares. Further, any transfer or other change in the ownership of the Shares, without Pledgee's written consent in each instance, shall be prohibited and deemed a default hereunder.

6. **Payment of Indebtedness.** Upon payment of the principal and interest of the indebtedness represented by the Promissory Note, the Pledgee shall execute a satisfaction and termination of this Pledge Agreement. Upon payment of such indebtedness, the Pledgee shall deliver to the Pledge Holder a satisfaction and termination of this Pledge Agreement and upon its receipt of such satisfaction and termination the Pledge Holder shall return the certificate representing the Shares to the Pledgor. Upon payment of the Promissory Note, the Note shall be returned to Pledgor marked "Paid in Full."

7. **Default.** In the event that the Pledgor defaults in the payment of the Promissory Note at maturity or any installment prior to maturity, or in the event of the acceleration of the Promissory Note, or in the event of a breach under the terms of

acts which may be necessary or proper to carry out the purposes of this Pledge Agreement.

13. Counterparts. This Pledge Agreement may be executed in several counterparts, each of which shall be deemed an original, and such counterparts taken together shall constitute one and the same instrument.

14. Headings. The headings in this Pledge Agreement are intended solely for convenience and reference and shall be given no effect in the construction or interpretation of this Pledge Agreement.

15. Attorneys' Fees. In any suit or proceeding arising in connection with this Pledge Agreement, or the Promissory Note or the Guaranty, the prevailing party shall have the right to be reimbursed by the other party for reasonable costs and attorneys' fees incurred by him in connection therewith at all levels including appellate.

16. Gender and Number. Wherever the context hereof requires, the gender of all words shall include the masculine, feminine and neuter and the number of all words shall include the singular and plural.

IN WITNESS WHEREOF, the parties hereto have executed this Pledge Agreement the day and year first above written.

PLEDGOR:

G. Ellis Summers, Jr
ROBERT P. MURPHY

Kevin M.
LINDA J. ROMANO

(MUNIR KHADIYAWALA)

KYLE HOLDER

PLEDGEE:

JEFFREY T. DOWLING

agree for themselves, their heirs, personal representatives, and permitted assigns, to execute any instruments or to perform all acts which may be necessary or proper to carry out the purposes of this Pledge Agreement.

13. Counterparts. This Pledge Agreement may be executed in several counterparts, each of which shall be deemed an original, and such counterparts taken together shall constitute one and the same instrument.

14. Headings. The headings in this Pledge Agreement are intended solely for convenience and reference and shall be given no effect in the construction or interpretation of this Pledge Agreement.

15. Attorneys' Fees. In any suit or proceeding arising in connection with this Pledge Agreement, or the Promissory Note or the Guaranty, the prevailing party shall have the right to be reimbursed by the other party for reasonable costs and attorneys' fees incurred by him in connection therewith at all levels including appellate.

16. Gender and Number. Wherever the context hereof requires, the gender of all words shall include the masculine, feminine and neuter and the number of all words shall include the singular and plural.

IN WITNESS WHEREOF, the parties hereto have executed this Pledge Agreement the day and year first above written.

PLEDGOR:

____
ROBERT P. MURPHY

____
LINDA J. ROMANO

PLEDGEE:

____
JEFFREY T. DOWLING

RECEIPT OF MEMBERSHIP CERTIFICATES IS HEREBY ACKNOWLEDGED THIS ___ DAY OF June, 2005.

Mann & Wolf, LLP

By: ______________________
Andrew L. Mann, Esq.

STATE OF FLORIDA)
)SS:
COUNTY OF Miami-Dade)

The foregoing instrument was acknowledged before me this 16th day of June, 2005 by Robert P. Murphy, who is personally known to me or provided ______________________ as identification.

Jacqueline Hodes

Notary Public

My commission expires:

Jacqueline Hodes
My Commission DD226735
Expires March 09, 2007

STATE OF FLORIDA)
)SS:
COUNTY OF Palm Beach)

The foregoing instrument was acknowledged before me this 16th day of June, 2005 by Linda J. Romano, who is personally known to me or provided Drivers Lic. as identification.

Miriam Dellibovi

Notary Public

My commission expires: 7-14-08

MIRIAM DELLIBOVI
Comm# DD0337800
Expires 7/14/2008
Bonded thru (800)432-4254
Florida Notary Assn., Inc.

STATE OF FLORIDA)
)SS:
COUNTY OF BROWARD)

The foregoing instrument was acknowledged before me this ____ day of June, 2005 by Jeffrey T. Dowling, who is personally known to me or provided ______________________ as identification.

____

Notary Public

My commission expires:

C:\CL\Nurse Staffing\NursesPRN\MSSI\PLEDGE.AGR.doc

RECEIPT OF MEMBERSHIP CERTIFICATES IS HEREBY ACKNOWLEDGED THIS ___ DAY OF June, 2005.

Mann & Wolf, LLP

By: ______________________
Andrew L. Mann, Esq.

STATE OF FLORIDA)
)SS:
COUNTY OF _______)

The foregoing instrument was acknowledged before me this ____ day of June, 2005 by Robert P. Murphy, who is personally known to me or provided ______________________ as identification.

____
Notary Public

My commission expires:

STATE OF FLORIDA)
)SS:
COUNTY OF _______)

The foregoing instrument was acknowledged before me this ____ day of June, 2005 by Linda J. Romano, who is personally known to me or provided ______________________ as identification.

____
Notary Public

My commission expires: 3-24-08

John J. Corrigan
Commission #DD303162
Expires: Mar 24, 2008
Bonded Thru
Atlantic Bonding Co., Inc.

STATE OF FLORIDA)
)SS:
COUNTY OF BROWARD)

The foregoing instrument was acknowledged before me this 20th day of June, 2005 by Jeffrey T. Dowling, who is personally known to me or provided Drivers License as identification.

____
Notary Public

My commission expires:

C:\CL\Nurse Staffing\NursesPRN\MSSI\PLEDGE.AGR.doc